UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of earliest event reported: August 14, 2007
Commission file number 0-17254
NOVEN PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

STATE OF DELAWARE	59-2767632

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

11960 S.W. 144th Street, Miami,	FL 33186

(Address of principal executive offices)	(Zip Code)
(305) 253-5099

(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Explanatory Note
This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Noven Pharmaceuticals, Inc. (“Noven”) with the Securities and Exchange Commission on August 14, 2007 (the “Original 8-K”), announcing the completion of its acquisition of JDS Pharmaceuticals, LLC (“JDS”). This Amendment No. 1 is being filed by Noven to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K. The information previously reported in the Original 8-K is hereby incorporated by reference into this Form 8-K/A.
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
Noven is filing herewith audited financial statements of JDS for the years ended December 31, 2006 and 2005 attached hereto as Exhibit 99.1 and incorporated herein by this reference.
Noven is filing herewith unaudited financial statements of JDS for the six months ended June 30, 2007 and 2006 attached hereto as Exhibit 99.2 and incorporated herein by this reference.
(b) Pro forma financial information.
Noven is filing herewith the unaudited pro forma financial information as of and for the six months ended June 30, 2007, and for the year ended December 31, 2006 attached hereto as Exhibit 99.3 and incorporated herein by this reference.
(d) Exhibits

Exhibit No.	Description

23.1	Consent of BDO Seidman, LLP

99.1	Audited financial statements of JDS Pharmaceuticals, LLC for the years ended December 31, 2006 and 2005

99.2	Unaudited financial statements of JDS Pharmaceuticals, LLC for the six months ended June 30, 2007 and 2006

99.3
Unaudited pro forma financial information pertaining to Noven’s acquisition of JDS Pharmaceuticals, LLC, including unaudited condensed combined financial statements as of and for the six months ended June 30, 2007, and for the year ended December 31, 2006.

Note regarding forward looking statements
Except for historical information contained herein, the information provided in this Form 8-K/A contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve substantial risks and uncertainties. Statements that are not historical facts, including statements which are preceded by, followed by, or that include, the words “believes,” “anticipates,” “plans,” “expects” or similar expressions and statements, are forward-looking statements. Noven’s estimated or anticipated future results, product performance or other non-historical facts are also forward-looking statements. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements contained herein. These forward-looking statements are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond Noven’s control. These risks and uncertainties include, among others, risks associated with the inherent uncertainty of financial projections, including the risk that although projections may be based on reasonable assumptions, if those underlying assumptions are wrong or do not occur as projected, actual results may vary materially from the forecasts. For additional information regarding these and other risks associated with Noven’s business, readers should refer to Noven’s Annual Report on Form 10-K for the year ended December 31, 2006 as well as other reports filed from time to time with the Securities and Exchange Commission. Unless required by law, Noven undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVEN PHARMACEUTICALS, INC.
Date: October 29, 2007	By:	/s/ Diane M. Barrett
Diane M. Barrett
Vice President and Chief Financial Officer

3